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                                                                  EXHIBIT 10.7



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HELLER FINANCIAL



                               SECURITY AGREEMENT



        THIS SECURITY AGREEMENT ("Agreement") is entered into as of the 20 day of May, 1999, by and between INTUITIVE SURGICAL, INC., a Delaware corporation ("Debtor"), whose business address is 1340 W. Middlefield Rd., Mountain View, CA 94043 and HELLER FINANCIAL LEASING, INC., a Delaware corporation ("Secured Party"), whose address is Commercial Equipment Finance Division, 500 West Monroe Street, Chicago, Illinois 60661.


                                   WITNESSETH:

1. Secure Payment. To secure payment of indebtedness in the principal sum of up to One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) as evidenced by a note or notes executed and delivered by Debtor to Secured Party (the "Notes") and any obligations arising under this Agreement, and also to secure any other indebtedness or liability of Debtor to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and no matter how acquired by Secured Party, including all future advances or loans which may be made at the option of Secured Party (all the foregoing hereinafter called the "Indebtedness"), Debtor hereby grants and conveys to Secured Party a first priority continuing lien and security interest in the personal property described on any schedule(s) now or hereafter attached to or made a part hereof by reference hereto (the "Schedules"), all products and proceeds (including insurance proceeds) thereof, if any, and all substitutions, replacements, attachments, additions, and accessions thereto (all of the foregoing hereinafter called the "Collateral.") The Schedules may be supplemented from time to time to evidence the Collateral subject to this Agreement.

Debtor shall request in writing each advance of principal under the Notes, which request shall be satisfactory to Secured Party in form and substance. Each advance shall be on and subject to the terms and conditions set forth in this Agreement and shall otherwise be at Secured Party's sole discretion. Amounts advanced and repaid may not be reborrowed.

2. Representations, Warranties and Covenants. Except as otherwise provided, each representation and warranty made by Debtor in this



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Agreement shall be true, correct and complete as of the date of this Agreement and as of the date of each advance of funds under a Note. Debtor hereby represents, warrants and covenants as follows:

        (a) Perform Obligations. Debtor shall pay as and when due all Indebtedness secured by this Agreement and perform all of the obligations contained in this Agreement according to its terms. Debtor shall use the loan proceeds for business uses and not for personal, family, household, or agricultural uses.

        (b) Perfection. This Agreement and all necessary Uniform Commercial Code filings together create a valid, perfected and first priority continuing lien and security interest in the Collateral, securing the payment and performance of the Indebtedness, and all filings and other actions necessary or desirable to create, perfect and protect such security interest have been or will be duly taken.

        (c) Collateral Free and Clear. Except as may be set forth on a Schedule, the Collateral is and shall remain free and clear of all liens, claims, charges, encumbrances and other security interests of any kind (other than the security interest granted hereby). Debtor shall defend the title to the Collateral against all persons and against all claims and demands whatsoever.

        (d) Possession and Operating Order of the Collateral. Debtor shall retain possession of the Collateral at all times and shall not sell, exchange, assign, loan, deliver, lease, mortgage, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party. Debtor shall at all times keep the Collateral at the location[s] specified on the Schedules (except for removals thereof in the usual course of business for temporary periods). At Debtor's sole cost and expense, Debtor shall keep the Collateral in good repair and condition and shall not misuse, abuse, waste or otherwise allow it to deteriorate, except for normal wear and tear. Secured Party may verify any Collateral in any reasonable manner which Secured Party may consider appropriate, and Debtor shall furnish all reasonable assistance and information and perform any acts which Secured Party may reasonably request in connection therewith.

        (e) Insurance. Debtor shall insure the Collateral against loss by fire (including extended coverage), theft and other hazards, for its full insurable value including replacement costs, with a deductible not to exceed Fifty Thousand and 00/100 Dollars ($50,000.00) per occurrence and without co-insurance. In addition, Debtor shall obtain liability insurance covering liability for bodily injury, including death and property damage, in an



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amount of at least Five Million and 00/100 Dollars ($5,000,000.00) per occurrence or such greater amount as may comply with general industry standards, or in such other amounts as Secured Party may otherwise require. All policies of insurance required hereunder shall be in such form, amounts, and with such companies as Secured Party may approve; shall provide for at least thirty (30) days prior written notice to Secured Party prior to any modification or cancellation thereof; shall name Secured Party as loss payee or additional insured, as applicable, and shall be payable to Debtor and Secured Party as their interests may appear; shall waive any claim for premium against Secured Party; and shall provide that no breach of warranty or representation or act or omission of Debtor shall terminate, limit or affect the insurers' liability to Secured Party. Certificates of insurance or policies evidencing the insurance required hereunder along with satisfactory proof of the payment of the premiums therefor shall be delivered to Secured Party. Debtor shall give immediate written notice to Secured Party and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with insurers. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, coupled with an interest, for the purpose of obtaining, adjusting and canceling any such insurance and endorsing settlement drafts. Debtor hereby assigns to Secured Party, as additional security for the Indebtedness, all sums which may become payable under such insurance.

        In the event Debtor fails to provide Secured Party with evidence of the insurance coverage required by this Agreement, Secured Party may purchase insurance at Debtor's expense to protect Secured Party's interests in the Collateral. This insurance may, but need not, protect Debtor's interests. The coverage purchased by Secured Party may not pay any claim made by Debtor or any claim that is made against Debtor in connection with the Collateral. Debtor may later cancel any insurance purchased by Secured Party, but only after providing Secured Party with evidence that Debtor has obtained insurance as required by this Agreement. If Secured Party purchases insurance for the Collateral, Debtor will be responsible for the costs of that insurance, including interest and other charges imposed by Secured Party in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Indebtedness. The costs of the insurance may be more than the cost of insurance Debtor is able to obtain on its own.

        (f) If Collateral Attaches to Real Estate. If the Collateral or any part thereof has been attached to or is to be attached to real estate, an accurate description of the real estate and the name and address of the record owner is set forth on the Schedules. Debtor shall, on demand of Secured Party, furnish Secured Party with a disclaimer or waiver of any interest in any such



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Collateral satisfactory to Secured Party and signed by all persons having an interest in the real estate. Notwithstanding the foregoing, the Collateral shall remain personal property and shall not be affixed to realty without the prior written consent of Secured Party.

        (g) Financial Statements. Debtor shall furnish to Secured Party, as soon as practicable, and in any event within thirty (30) days after the end of each fiscal month Debtor's unaudited financial statements including in each instance, balance sheets, income statements, and statements of cash flow, on a consolidated and consolidating basis, as appropriate, and separate profit and loss statements as of and for the quarterly period then ended and for the respective person's fiscal year to date, prepared in accordance with generally accepted accounting principles, consistently applied ("GAAP"). Debtor shall also furnish to Secured Party, as soon as practicable, and in any event within one hundred twenty (120) days after the end of each fiscal year, Debtor's annual audited financial statements, including balance sheets, income statements and statements of cash flow for the fiscal year then ended, on a consolidated and consolidating basis, as appropriate, which have been prepared by its independent accountants in accordance with GAAP. Such audited financial statements shall be accompanied by the independent accountant's opinion, which opinion shall be in form generally recognized as "unqualified".

        (h) Authorization. Debtor is now, and will at all times remain, duly licensed, qualified to do business and in good standing in every jurisdiction where failure to be so licensed or qualified and in good standing would have a material adverse effect on its business, properties or assets. The execution and delivery of this Agreement, the Notes and any other documents and instruments executed contemporaneously with or delivered pursuant to this Agreement and the Notes, all as amended from time to time (collectively the "Loan Documents"), have been duly authorized by Debtor and constitute the legal, valid, and binding obligations of Debtor, enforceable against Debtor in accordance with their respective terms. Debtor shall preserve and maintain its existence and shall not wind up its affairs or otherwise dissolve. Debtor shall not, without thirty (30) days prior written notice to Secured Party, (1) change its name or so change its structure such that any financing statement or other record notice becomes misleading or (2) change its principal place of business or chief executive or accounting offices from the address stated herein.

        (i) Litigation. Except as disclosed by Debtor on a Schedule, there are no judgments outstanding against or affecting Debtor, its officers, directors or affiliates or any part of the Collateral and there are no actions, charges, claims, demands, suits, proceedings, or investigations pending or threatened



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against Debtor or otherwise affecting any part of the Collateral ("Litigation").
Debtor shall furnish to Secured Party all information regarding any material Litigation as Secured Party shall reasonably request and in any event shall promptly notify Secured Party in writing of any Litigation against it which if decided against it would materially and adversely affect the finances or operations of Debtor. For the purposes of this subsection 2(i), Five Hundred Thousand and 00/100 Dollars ($500,000.00) shall be deemed material.

        (j) No Conflicts. Debtor is not in violation of any material term or provision of its by-laws, or of any material agreement or instrument, decree, order, or any statute, rule, or governmental regulation applicable to it. The execution, delivery, and performance of the Loan Documents do not and will not violate, constitute a default under, or otherwise conflict with any such term or provision or result in the creation of any security interest, lien, charge, or encumbrance upon any of the properties or assets of Debtor, except for the security interest created hereunder.

        (k) Compliance with Laws. Debtor shall use and maintain the Collateral in accordance with all applicable laws, regulations, ordinances, and codes and shall otherwise comply in all material respects with all applicable laws, rules, and regulations and duly observe all valid requirements of all governmental authorities, and all statutes, rules and regulations relating to its business as now in effect and which may be imposed in the future.

        (l) Taxes. Debtor has timely filed all tax returns (federal, state, local, and foreign) required to be filed by it and has paid or established reserves for all taxes, assessments, fees, and other governmental charges in respect of its properties, assets, income and franchises. Debtor shall promptly file, pay and discharge all taxes, assessments, license fees (related to the Collateral) and other governmental charges prior to the date on which penalties are attached thereto, establish adequate reserves for the payments of such taxes, assessments, and other governmental charges and make all required withholding and other tax deposits, and, upon request, provide Secured Party with receipts or other proof that any or all of such taxes, assessments, license fees or governmental charges have been paid in a timely fashion; provided, however, that nothing contained herein shall require the payment of any tax, assessment, or other governmental charge so long as its validity is being diligently contested in good faith and by appropriate proceedings diligently conducted and Debtor has established cash reserves therefor in accordance with GAAP. Should any stamp, excise, or other tax, including mortgage, conveyance, deed, intangible, or recording taxes become payable in connection with or respect of any of the Loan Documents, Debtor shall pay the same (including interest and penalties, if any) and shall hold Secured Party harmless with respect thereto.



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        (m) Environmental Laws/Compliance. Except as disclosed by Debtor on a
Schedule, Debtor (1) has not received any claim, summons, complaint, order, or other notice that it is not in compliance with, or that any public authority is investigating its compliance with, any federal, state, and local laws, rules, regulations, orders, and decrees relating to pollution, hazardous substances, waste, disposal or the protection of human health or safety, plant life or animal life, natural resources or the environment, all as amended from time to time (collectively, "Environmental Laws"), (2) has no knowledge of any material violation of any Environmental Laws on or about its assets or property, and (3) is not under any current clean up or other remediation program or order. Debtor has obtained all environmental, health and safety permits necessary for the operation of Debtor's business. Debtor is and shall remain in compliance, in all respects, with the terms and conditions of all permits and with all applicable Environmental Laws. Debtor shall provide Secured Party, promptly following receipt, copies of any correspondence, notice, complaint, order, or other document that it receives asserting or alleging a circumstance or condition which requires or may require a cleanup, removal, remedial action or other response by or on the part of Debtor under any Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from Debtor for an alleged violation of any Environmental Laws. Debtor will promptly notify Secured Party of any release, spill or material change in the nature or extent of any hazardous substances or contaminants used, transported or stored by Debtor or any subsidiary of Debtor, and allow no material change in the use thereof or of Debtor's operations that would increase in any material amount the risk of violation of any Environmental Laws without the express prior written approval of Secured Party.

        (n) Regulations. No proceeds of the loans or any other financial accommodation hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, as that term is defined in Regulations G, T, U, X of the Board of Governors of the Federal Reserve System.

        (o) Books and Records. Debtor shall maintain, at all times, true and complete books and records in accordance with GAAP and consistent with those applied in the preparation of Debtor's financial statements. At all reasonable times, upon reasonable notice, and during normal business hours, Debtor shall permit Secured Party or its agents to audit, examine and make extracts from or copies of any of its books, ledgers, reports, correspondence, and other records relating to the Collateral.



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        (p) Setoff. Without limiting any other right of Secured Party, whenever
Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Secured Party is hereby authorized at any time and from time to time to the fullest extent permitted by law, but shall not be obligated to, set off and apply against any and all Indebtedness, any and all monies then or thereafter owed to Debtor by Secured Party, whether or not the obligation to pay such monies owed by Secured Party is then due. An election by Secured Party to exercise its right of setoff shall be effective immediately upon such election even though any charge therefor is made or entered on Secured Party's records subsequent thereto.

        (q) Standard of Care; Notice of Claims. Debtor acknowledges and agrees that Secured Party shall not be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than as a sole and direct result of Secured Party's gross negligence or willful misconduct. Debtor shall give Secured Party written notice of any action or inaction by Secured Party or any agent or attorney of Secured Party that may give rise to a claim against Secured Party or any agent or attorney of Secured Party or that may be a defense to payment of the Indebtedness or performance hereunder for any reason, including commission of a tort (subject, in any event, to the first sentence of this paragraph) or violation of any contractual duty or duty implied by law. Debtor agrees that unless such notice is fully given as promptly as possible (and in any event within thirty (30) days) after Debtor has knowledge, or with the exercise of reasonable diligence should have had knowledge, of any such action or inaction, Debtor shall not assert, and Debtor shall be deemed to have waived, any claim or defense arising therefrom.

        (r) Indemnity. Debtor shall indemnify, defend and hold Secured Party, its parent, affiliates, officers, directors, agents, employees, consultants, persons engaged by Secured Party to evaluate or monitor the Collateral, auditors and attorneys harmless from and against any loss, cost, expense (including reasonable attorneys' fees and costs and any consultants' or other experts' fees and expenses), damage, penalty, fine, claim, lien, suit, judgment or liability of every kind and nature arising directly or indirectly out of (i) any Loan Document, (ii) the ownership, possession, lease, operation, use, condition, sale, return, or other disposition of the Collateral, except to the extent the loss, expense, damage or liability arises solely and directly from Secured Party's gross negligence or willful misconduct, (iii) any Environmental Laws, and (iv) the enforcement by Secured Party of its rights or remedies hereunder. Any payments required to be made hereunder shall be due and payable on demand.



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        (s) Payments Set Aside. If any payment is made to Secured Party or
Secured Party enforces its security interest or exercises its right of set off, and such payment or part, or any proceeds of such enforcement or set off are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Indebtedness or part thereof originally intended to be satisfied, and all liens, security interests, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set off had not occurred.

        (t) Expenses and Attorneys' Fees. Debtor shall be liable for all charges, costs, expenses and attorneys' fees incurred by Secured Party (including allocated costs of internal counsel): (i) in perfecting, defending, protecting or terminating its security interest in the Collateral, or any part thereof; (ii) in the negotiation, execution, delivery, administration, amendment or enforcement of the Loan Documents or the collection of any amounts due under any Note or other Loan Document; (iii) in any lawsuit or other legal proceeding in any way connected with any of the Loan Documents, including any contract or tort or other actions, any arbitration or other alternative dispute resolution proceeding, all appeals and judgment enforcement actions and any bankruptcy proceeding (including any relief from stay and/or adequate protection motions, cash collateral disputes, assumption/rejection motions and disputes or objections to any proposed disclosure statement or reorganization plan).

        (u) Complete Information. No representation or warranty made by Debtor in any Loan Document and no other document or statement now or hereafter furnished to Secured Party by or on behalf of Debtor contains or will contain any misstatement of a material fact or omit to state any material fact which would make the statements contained therein misleading. Except as expressly set forth in the Schedules, there is no fact known to Debtor that has or could have a materially adverse affect on the business, operation, condition (financial or otherwise), performance, properties or prospects of Debtor or Debtor's ability to timely pay all of the Indebtedness and perform all of its other obligations contained in or secured by this Agreement.

        (v) Collateral Documentation. Debtor shall deliver to Secured Party prior to any advance, satisfactory documentation regarding the Collateral to be financed, including such invoices, canceled checks evidencing payments, or other documentation as may be reasonably requested by Secured Party. Additionally, Debtor shall satisfy Secured Party that Debtor's business and



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financial information is as has been represented and there has been no material change in Debtor's business, financial condition, or operations.

        (w) Year 2000 Compliance. Debtor has made an assessment of the microchip and computer-based systems and the software used in its business and based upon such assessment believes that it will be "Year 2000 Compliant" by January 1, 2000. For purposes of this paragraph, "Year 2000 Compliant" means that all software, embedded microchips and other processing capabilities utilized by, and material to the business operations or financial condition of, Debtor are able to interpret, store, transmit, receive and manipulate data on and involving all calendar dates correctly and without causing any abnormal ending scenarios in relation to dates in and after the Year 2000. From time to time, at the request of Secured Party, Debtor shall provide to Secured Party such updated information as is requested regarding the status of its efforts to become Year 2000 Compliant.

        3. Prepayment. Upon forty-five (45) days prior written notice to Secured Party, Debtor may prepay in whole, but not in part, the then entire unpaid principal balance of any Note, together with all accrued and unpaid interest thereon to the date of such prepayment, provided that in addition to such prepayment, Debtor shall pay (i) any and all other sums then due under any of the Loan Documents, and (ii) a prepayment fee as liquidated damages and not as a penalty, in a sum equal to one percent (1%) of the principal balance prepaid for each full or partial twelve (12) month period by which the date of the prepayment precedes the scheduled date of the final installment of principal under the Note. The prepayment fee described in clause (ii) above shall also be due upon the acceleration of the maturity date of any Note following the occurrence of any Event of Default.

        4. Events of Default. If any one of the following events (each of which is herein called an "Event of Default") shall occur: (a) Debtor fails to pay any part of the Indebtedness within ten (10) calendar days of its due date, or (b) any warranty or representation of Debtor in any Loan Document is materially untrue, misleading or inaccurate, or (c) Debtor breaches or defaults in the performance of any other agreement or covenant under any Loan Document, or (d) Debtor breaches or defaults in the payment or performance of any debt or other obligation owed by it to Secured Party or any affiliate of Secured Party, and Secured Party has (without being obligated to do so) declared such event, an Event of Default hereunder, or (e) Debtor breaches or defaults in the payment or performance of any debt or other obligation, whether now or hereafter existing, with an outstanding principal balance in excess of One Million and 00/100 Dollars ($1,000,000.00), and the same is subsequently accelerated, or (f) there shall be a change in the beneficial ownership and control, directly or indirectly, of the majority of the



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outstanding voting securities or other interests entitled (without regard to the occurrence of any contingency) to elect or appoint members of the board of directors or other managing body of Debtor (a "change of control"), or there is any merger, consolidation, dissolution, liquidation, winding up or sale or other transfer of all or substantially all of the assets of Debtor pursuant to which there is a change of control or cessation of Debtor or the business of Debtor, or (g) any money judgment is entered or filed against Debtor in excess of One Million and 00/100 Dollars ($1,000,000.00), or (h) Debtor shall file a voluntary petition in bankruptcy, shall apply for or permit the appointment by consent or acquiescence of a receiver, conservator, administrator, custodian or trustee for itself or all or a substantial part of its property, shall make an assignment for the benefit of creditors or shall be unable, fail or admit in writing its inability to pay its debts generally as such debts become due, or (i) there shall have been filed against Debtor an involuntary petition in bankruptcy or Debtor shall suffer or permit the involuntary appointment of a receiver, conservator, administrator, custodian or trustee for all or a substantial part of its property or the issuance of a warrant of attachment, diligence, execution or similar process against all or any substantial part of its property; unless, in each case, such petition, appointment or process is fully bonded against, vacated or dismissed within forty-five (45) days from its effective date, but no later than ten (10) days prior to any proposed disposition of any assets pursuant to any such proceeding, or (j) if there is a material adverse change in the business or financial condition or prospects of Debtor or (k) if any of the events or circumstances described on the attached Exhibit A, which is hereby incorporated herein, shall occur or exist, then, and in any such event, Secured Party shall have the right to exercise any one or more of the remedies hereinafter provided.

        5. Remedies. Upon the occurrence of an Event of Default, in addition to all rights and remedies of a secured party under the Uniform Commercial Code, Secured Party may, at its option, at any time (a) declare the Indebtedness to be immediately due and payable; (b) without demand or legal process, enter the premises where the Collateral may be found and take possession of and remove the Collateral, all without charge to or liability on the part of Secured Party; or
(c) require Debtor to assemble the Collateral, render it unusable, and crate, pack, ship, and deliver the Collateral to Secured Party in such manner and at such place as Secured Party may require, all at Debtor's sole cost and expense. DEBTOR HEREBY EXPRESSLY WAIVES ITS RIGHTS, IF ANY, TO (1) PRIOR NOTICE OF REPOSSESSION AND (2) A JUDICIAL OR ADMINISTRATIVE HEARING PRIOR TO SUCH REPOSSESSION. Secured Party may, at its option, ship, store and repair the Collateral so removed and sell any or all of the Collateral at a public or private sale or sales. Unless the Collateral is perishable or threatens to decline speedily in



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value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made, it being understood and agreed that Secured Party may be a buyer at any such sale and Debtor may not, either directly or indirectly, be a buyer at any such sale. The requirements, if any, for reasonable notice will be met if such notice is mailed postage prepaid to Debtor at its address shown above, at least five (5) days before the time of sale or disposition. After any such sale or disposition, Debtor shall be liable for any deficiency of the Indebtedness remaining unpaid, with interest thereon at the rate set forth in the related Notes.

        6. Cumulative Remedies/Marshaling. All remedies of Secured Party hereunder are cumulative, are in addition to any other remedies provided for by law or in equity, or under any other provision of any of the Loan Documents, or under the provisions of any other document, instrument or other writing executed by Debtor or any third party in favor of Secured Party, all of which may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of Secured Party to exercise, and no delay in exercising any right or remedy, shall operate as a waiver thereof or in any way modify or be deemed to modify the terms of this Agreement or any other Loan Document or the Indebtedness, nor shall any single or partial exercise by Secured Party of any right or remedy preclude any other or further exercise of the same or any other right or remedy. Secured Party shall not be under any obligation to marshal any assets in favor of Debtor or any other person or against or in payment of any or all of the Indebtedness.

        7. Assignment. Secured Party may transfer or assign all or any part of the Indebtedness and the Loan Documents without releasing Debtor or the Collateral, and upon such transfer or assignment the assignee or holder shall be entitled to all the rights, powers, privileges and remedies of Secured Party to the extent assigned or transferred. The obligations of Debtor shall not be subject, as against any such assignee or transferee, to any defense, set-off, or counter-claim available to Debtor against Secured Party and any such defense, set-off, or counter-claim may be asserted only against Secured Party.

        8. Time is of the Essence. Time and manner of performance by Debtor of its duties and obligations under the Loan Documents is of the essence. If Debtor shall fail to comply with any provision of any of the Loan Documents, Secured Party shall have the right, but shall not be obligated, to take action to address such non-compliance, in whole or in part, and all moneys spent and expenses and obligations incurred or assumed by Secured Party shall be



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paid by Debtor upon demand and shall be added to the Indebtedness. Any such action by Secured Party shall not constitute a waiver of Debtor's default.

        9. ENFORCEMENT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. AT SECURED PARTY'S ELECTION AND WITHOUT LIMITING SECURED PARTY'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION, DEBTOR HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN THE STATE OF ILLINOIS, EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF DEBTOR, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

        10. Further Assurance; Notice. Debtor shall, at its expense, execute and deliver such documents and do such further acts as Secured Party may from time to time reasonably require to assure and confirm the rights created or intended to be created hereunder, to carry out the intention or facilitate the performance of the terms of the Loan Documents or to assure the validity, perfection, priority or enforceability of any security interest created hereunder. Debtor agrees to execute any instrument or instruments necessary or expedient for filing, recording, perfecting, notifying, foreclosing, and/or liquidating of Secured Party's interest in the Collateral upon request of, and as determined by, Secured Party, and Debtor hereby specifically authorizes Secured Party to prepare and file Uniform Commercial Code financing statements and other documents and to execute same for and on behalf of Debtor as Debtor's attorney-in-fact, irrevocably and coupled with an interest, for such purposes. All notices, required or otherwise given by either party shall be in writing and shall be delivered by hand, by registered or certified first class United States mail, return receipt requested, or by overnight courier to the other party at its address stated herein or at such other address as the other party may from time to time designate by written notice. All notices shall be deemed given when received, when delivery is refused or when returned for failure to be called for. Each provision of this Agreement shall remain in full force and effect until all of the Indebtedness is fully, finally and indefeasibly satisfied and, notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Debtor and Secured Party set forth in Sections 2(p), 2(r), 2(s), 2(t), 9 and 12 shall survive the full, final and indefeasible satisfaction of the Indebtedness.

        11. Joint and Several Obligation. If this Agreement is executed by more than one person as Debtor, each such Debtor hereby acknowledges it is jointly and severally liable for and unconditionally guarantees the prompt and full payment and performance of all obligations of each other Debtor hereunder and under the other Loan Documents.

12. WAIVER OF JURY TRIAL. DEBTOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS. DEBTOR AND SECURED PARTY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THE LOAN DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. DEBTOR AND SECURED PARTY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

        13. Complete Agreement. The Loan Documents embody the entire agreement among the parties hereto superseding all prior commitments, agreements, representations, and understandings, whether written or oral relating to the subject matter hereof, and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. The Loan Documents may not be altered, modified or terminated in any manner except by a writing duly signed by the parties thereto. Debtor and Secured Party intend the Loan Documents to be valid and binding and no provisions hereof and thereof which may be deemed unenforceable shall in any way invalidate any other provisions of the Loan Documents, all of which shall remain in full force and effect. The Loan Documents shall be binding upon the respective successors, legal representatives, and assign, s of the parties. The Schedules are incorporated herein by this reference and made a part hereof.

        IN WITNESS WHEREOF, Secured Party and Debtor have each signed this Agreement as of the day and year first above written.



HELLER FINANCIAL LEASING, INC.,           INTUITIVE SURGICAL, INC.
a Delaware corporation                    a Delaware corporation

By:     /s/  Clifford A. Lehman           By:    /s/  Susan Barnes
   --------------------------------          ----------------------------------

Name:   Clifford A. Lehman                Name:  Susan Barnes
     ------------------------------            --------------------------------

Title:  Senior Vice President             Title: CFO & Assistant Secretary
      -----------------------------             -------------------------------

                                    SCHEDULE

                            DESCRIPTION OF COLLATERAL


Description of Collateral (Full description including make, model and serial number):

        SEE SCHEDULE A ATTACHED HERETO AND MADE A PART HEREOF

Place where Collateral is to be kept:

        INTUITIVE SURGICAL, INC.
        1340 WEST MIDDLEFIELD ROAD
        MOUNTAIN VIEW, CA 94043

Other liens, encumbrances or security interests to which Collateral is or may be subject, if any:

        NONE.

Other Collateral

        NONE.

Other:

If Collateral is attached or to be attached to real estate, set forth:

Address of Real Estate (Including County, block number, lot number, etc.):

        N/A

Record Owner of Real Estate (Name and Address):

        N/A

If the real estate at which the Collateral is to be kept is leased:

Name and Address of Lessor of Real Estate:

        N/A



     SB
-------------
Initials

                                    EXHIBIT A

                                       TO

                               SECURITY AGREEMENT

                         (ADDITIONAL EVENTS OF DEFAULT)


        The following shall constitute Events of Default under the Security Agreement between Secured Party and Debtor, and upon its occurrence, Secured Party shall have the right to exercise any one or more of the remedies provided in the Security Agreement:

1. At any time (i) Debtor's net income before interest expense, income taxes, depreciation, amortization and extraordinary gains, as determined in accordance with GAAP ("EBITDA") as at the end of the most recent fiscal quarter of Debtor, is less than $2,500,000, and (ii) Debtor's cash and cash equivalents on hand, net of funded debt, is less than $10,000,000, and (iii) within thirty (30) days thereof, Debtor fails to provide Secured Party a cash security deposit (on terms satisfactory to Secured Party in its reasonable discretion) or stand-by letter of credit in form and substance and issued by a financial institution acceptable to Secured Party, in its reasonable discretion. (Secured Party agrees to review (in its sole discretion) any request from Debtor to release any pledged amounts or letter of credit provided by Debtor if Debtor's EBITDA exceeds $2,500,000 in any two consecutive fiscal quarters or Debtor's cash and cash equivalents on hand, net of funded debt, is more than $10,000,000.)

2. At any time Debtor's right to use any intellectual property licensed or otherwise provided to Debtor by International Business Machines, Inc. or Stanford Research Institute, or any successor thereto, shall be amended on material adverse terms or cease, whether by termination, expiration or cancellation or otherwise.



                                       SB

                                   SCHEDULE A
                                   PAGE 1 OF 1


Schedule annexed to and made a part of a certain Security Agreement dated the 20th day of May, 1999, or related documentation by and between the undersigned.

Description of Collateral (Quantity; New/Used; Model; General Description; and if applicable, Engine and/or Serial Number), together with all products and proceeds (including insurance proceeds) thereof, any, and if all increases, substitutions, replacements, attachments, additions, and accessions thereto:

EQUIPMENT LOCATION: 1340 Middlefield Road, Mountain View, CA 94043



    Qty.       General Description                                  Serial Number
-------------  ---------------------------------------------------  -------------------------------
     5         Intuitive Surgical Development Surgical Systems      D1-10298, D2-10391, D3-10393,
                                                                    D4-10453, D5-10457
------------- ---------------------------------------------------   -------------------------------

HELLER FINANCIAL LEASING, INC.,            INTUITIVE SURGICAL, INC.
Secured Party                              Debtor

By:     /s/ Clifford A. Lehman             By:    /s/ Susan Barnes
   ---------------------------------          ---------------------------------

Name:   Clifford A. Lehman                 Name:  Susan Barnes
     -------------------------------            -------------------------------

Title:  Senior Vice President              Title: CFO and Assistant Secretary
      ------------------------------             ------------------------------

                                                                Loan No: 1910193



                                 FIRST AMENDMENT
                                       TO
                               SECURITY AGREEMENT


1. Parties and Date. This First Amendment to Security Agreement (the "Amendment") is entered into effective as of September 23, 1999, by and between INTUITIVE SURGICAL, INC., a Delaware corporation ("Debtor"), and HELLER FINANCIAL LEASING, INC., a Delaware corporation ("Secured Party").

2. Facts. Debtor and Secured Party have entered into a certain Security Agreement dated May 20, 1999 (the "Security Agreement"). Debtor has requested and Secured Party has agreed that the Security Agreement be amended on the terms and conditions set forth in this Amendment. Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Security Agreement. Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

3. Amendment to Security Agreement. Debtor and Secured Party hereby agree that the Security Agreement shall be and hereby is amended, as follows:

        (i) The amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) set forth in the second line of the first paragraph of Section 1 of the Security Agreement is hereby deleted and in place thereof is inserted the amount of Two Million Five Hundred Thousand and 00/100 ($2,500,000.00);

        (ii) Addition of Collateral. Debtor hereby grants to Secured Party a valid and continuing first priority security interest in the equipment described on the attached Schedule A-2, which is hereby incorporated herein by this reference (the "New Collateral"), and Debtor and Secured Party agree that the New Collateral shall be covered by the Agreement as if the New Collateral were described on Schedule A to the Security Agreement dated May 20, 1999. Debtor shall, at its expense, do, execute and deliver such further acts and documents as Secured Party may from time to time reasonably require to assure and confirm the rights created or intended to be created hereunder and under the Agreement to carry out the intention or facilitate the performance of the terms of this Amendment, the Agreement and the Loan Documents (as defined in the Agreement) or to assure the validity, perfection, priority or enforceability of any title created thereunder. Debtor agrees to execute any instrument or instruments necessary or expedient for filing, recording, perfecting, notifying, foreclosing, and/or liquidating of Secured Party's title the equipment (including the New Collateral) upon request of, and as determined by Secured Party.

6. Acknowledgments, Ratifications and Reaffirmations by Debtor. Debtor hereby acknowledges, ratifies and reaffirms that (i) as of the date hereof no Event of Default has occurred or exists, (ii) Debtor has no defense, offset or counterclaim to any of Debtor's obligations under the Loan Documents, and (iii) the Notes, Security Agreement (as amended by this Amendment) and other Loan Documents are in full force and effect and are fully enforceable against Debtor in accordance with their respective terms.

7. Effectiveness of Loan Documents. Except as expressly amended by this Amendment, the Security Agreement, as well as the Notes and all of the other Loan Documents shall remain in full force and effect.

8. Entire Agreement. The parties acknowledge and agree that there are no other agreements or representations, either oral or written, express or implied, in connection with the Loans, that are not embodied in this Amendment, the Notes, the Security Agreement and the other Loan Documents, which, together represent a complete integration of all prior and contemporaneous agreements and understandings of Debtor and Secured Party in any way related to the Loans. The Security Agreement (as amended by this Amendment) may not be altered, modified or terminated in any manner except by a writing duly executed by Debtor and Secured Party. If any provision of the Security Agreement (as amended by this Amendment) is held to be invalid or unenforceable, the remaining provisions shall remain in effect without impairment.

IN WITNESS WHEREOF, Debtor and Secured Party have each executed this Agreement to be effective as of the day and year first above written.



"DEBTOR"                                     "SECURED PARTY"

INTUITIVE SURGICAL, INC.,                    HELLER FINANCIAL LEASING, INC., a
a Delaware corporation                       Delaware corporation

By:     /s/ Susan Barnes                     By:    /s/ Clifford A. Lehman
   -------------------------------              --------------------------------

Name:                                        Name:  Clifford A. Lehman
     -----------------------------                ------------------------------

Title:                                       Title: Senior Vice President
      ----------------------------                 -----------------------------

                                  SCHEDULE A-2
                                   PAGE 1 OF 9


Schedule annexed to and made a part of a certain First Amendment to Security Agreement, dated the _________ day of September, 1999, to that certain Security Agreement No. 1910193, dated the 20th day of May, 1999, or related documentation by and between the undersigned.

Description of Collateral:

-------------------------------------------------------------------------------------------------
VENDOR                          INVOICE #                       ASSET DESCRIPTION
-------------------------------------------------------------------------------------------------
                                                                LAB EQUIPMENT:
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Newark Electronics                                              AMP Handtool Kit
-------------------------------------------------------------------------------------------------
X-Ray Connection                505                             Lifepak 6S w/internal paddles
-------------------------------------------------------------------------------------------------
VWR Scientific                  23105581, 23105590, 25524720    Utrasonic Pipette Cleaner
-------------------------------------------------------------------------------------------------
Test Equity                     17038                           Xantrex Power Supply
-------------------------------------------------------------------------------------------------
Test Equity                     17038                           Xantrex Power Supply
-------------------------------------------------------------------------------------------------
Test Equity                     17038                           Xantrex Power Supply
-------------------------------------------------------------------------------------------------
Test Equity                     17038                           Xantrex Power Supply
-------------------------------------------------------------------------------------------------
Test Equity                     17038                           Xantrex Power Supply
-------------------------------------------------------------------------------------------------
Test Equity                     17038                           Xantrex Power Supply
-------------------------------------------------------------------------------------------------
Test Equity                     17038                           Xantrex Power Supply
-------------------------------------------------------------------------------------------------
Test Equity                     17038                           Xantrex Power Supply
-------------------------------------------------------------------------------------------------
Test Equity                     16140                           Xantrex Power Supply
-------------------------------------------------------------------------------------------------
Test Equity                     16140                           Xantrex Power Supply
-------------------------------------------------------------------------------------------------
Test Equity                     25889                           Xantrex Power Supply
-------------------------------------------------------------------------------------------------
International Light             56582                           Radiometer-4798
-------------------------------------------------------------------------------------------------
Alpha Marketing Services        00983951                        Bookler Laproscopic Holder
-------------------------------------------------------------------------------------------------
Alpha Marketing Services        983918                          Bookler Laproscopic Holder
-------------------------------------------------------------------------------------------------
Genzyme Surgical Products       98055106                        Retractor, 80mm ang
-------------------------------------------------------------------------------------------------
Genzyme Surgical Products       98060953                        Retractor, 80mm ang
-------------------------------------------------------------------------------------------------
Heartport                       IN5519                          Forceps, 25 Degree
-------------------------------------------------------------------------------------------------
Heartport                       IN5519                          Forceps, Str, Dbl Act
-------------------------------------------------------------------------------------------------
McMaster-Carr                   5881613                         Precision Drill Press, Belt Drive
-------------------------------------------------------------------------------------------------
Momentum Data Systems, Inc.     912216                          ADSP-2181x EZ-ICE
-------------------------------------------------------------------------------------------------
Premier Vet Supply              289015                          Vaporizer VIP 3000
-------------------------------------------------------------------------------------------------
Tektronix                       MP417105, MP416556              Current Probe and Calibrator
-------------------------------------------------------------------------------------------------
Premier Vet Supply              288619                          Anesthesia Machine
-------------------------------------------------------------------------------------------------
Digital and Analog Concepts     042299                          7506660 Sentry 50
-------------------------------------------------------------------------------------------------
Momentum Data Systems, Inc.     912269                          In Circuit Emulator
-------------------------------------------------------------------------------------------------
VWR Scientific Products         46015440                        Over, Hafo, Medium
-------------------------------------------------------------------------------------------------
Mountz, Inc.                    INV123064                       M10-Ultra Torq Analyzer 110V
-------------------------------------------------------------------------------------------------

                                  SCHEDULE A-2
                                   PAGE 2 OF 9


-------------------------------------------------------------------------------------------------
VENDOR                          INVOICE #                       ASSET DESCRIPTION
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Mountz, Inc.                    INV127062                       S-320Z Torque Analyzer U.S. vers.
-------------------------------------------------------------------------------------------------
Ceibo                           98013162                        Circuit Emulator Development Sys.
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                MANUF. EQUIPMENT:
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Steven Engineering              193826-00                       Panduit Pneum Crimper
-------------------------------------------------------------------------------------------------
Servicor                        34353                           Cleanroom Upgrades
-------------------------------------------------------------------------------------------------
Gardner Associates              227138                          MPC Control Digital Dispenser
-------------------------------------------------------------------------------------------------
Danco Machine                   I-44937                         Inverse Clevis Align Swager Assy
-------------------------------------------------------------------------------------------------
Danco Machine                   I-45014                         Dist, Inv Fixture
-------------------------------------------------------------------------------------------------
Computer Modules, Inc.          21183                           Cable Matrox
-------------------------------------------------------------------------------------------------
Test Equity                     23670                           Xantrex Power Supply
-------------------------------------------------------------------------------------------------
Servicor                        34390                           Cleanroom Upgrades
-------------------------------------------------------------------------------------------------
Intermec                        1320059                         Decoded Wired Wedge
-------------------------------------------------------------------------------------------------
Intermec                        1320059                         Decoded Wired Wedge
-------------------------------------------------------------------------------------------------
Intermec                        1320059                         Decoded Wired Wedge
-------------------------------------------------------------------------------------------------
Intermec                        1320059                         Decoded Wired Wedge
-------------------------------------------------------------------------------------------------
ArrK Product Development        6704702-DA                      Part #311092/311884
-------------------------------------------------------------------------------------------------
Bracker Corporation             53310                           Custom Riveting Fixture
-------------------------------------------------------------------------------------------------
Quadravox                       8889                            Power Supply #QV402P
-------------------------------------------------------------------------------------------------
Ronnigen R&D                    060544                          Engineering Change Samples
-------------------------------------------------------------------------------------------------
Van Drielen Machine             81015.1                         Body, 7075 aluminum
-------------------------------------------------------------------------------------------------
Bracker Corporation             52735                           Bracker Radial Riveter
-------------------------------------------------------------------------------------------------
Thermal Technologies            0010131-IN                      Machining Fixture
-------------------------------------------------------------------------------------------------
Nexlogic Technologies           4478                            6 Layers Fabrication-720225-01
-------------------------------------------------------------------------------------------------
Danco Machine                   I-45218                         Base Plate, Cube, Carrier
-------------------------------------------------------------------------------------------------
Almar Manufacturing & Eng       013443                          Base Plate, Bearing Press, SUJ
-------------------------------------------------------------------------------------------------
Westcor c/o Taarcom             128478                          Power Supply-PM1-02-514
-------------------------------------------------------------------------------------------------
Nextlogic Technologies          4513                            6 Layer Fabrication #720255/NRE
-------------------------------------------------------------------------------------------------
Acme Scale Co.                  0987957-IN                      Torque Gauge w/Sensor
-------------------------------------------------------------------------------------------------
Ronnigen R&D                    061838                          Engineering Change
-------------------------------------------------------------------------------------------------
Steven Engineering              283064-00                       Panduit Cimpring Tool
-------------------------------------------------------------------------------------------------
Steven Engineering              193826-00                       Panduit Pneum Crimper
-------------------------------------------------------------------------------------------------
Precision Interconnect          438061                          Eng change for new crimp contacts
-------------------------------------------------------------------------------------------------
National Instruments            517157                          DAQPAD for USB Cable
-------------------------------------------------------------------------------------------------
Danco Machine                   I-44238                         Dance Part 720195
-------------------------------------------------------------------------------------------------
Danco Machine                   I-44238                         720157 Assy
-------------------------------------------------------------------------------------------------

                                  SCHEDULE A-2
                                   PAGE 3 OF 9


-------------------------------------------------------------------------------------------------
VENDOR                          INVOICE #                       ASSET DESCRIPTION
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
White Mountain DSP              3264                            MTN-ICE JTAG EMU & POD
-------------------------------------------------------------------------------------------------
White Mountain DSP              3264                            MTN-ICE JTAG EMU & POD
-------------------------------------------------------------------------------------------------
Ronningen R&D                   060039                          Eng. Change for Chassis
-------------------------------------------------------------------------------------------------
Foam Molders & Specialties      00095600                        Single Cav Mold M1298-502
-------------------------------------------------------------------------------------------------
Acme Scale Co.                  0989844-IN                      Motorized Test Stand
-------------------------------------------------------------------------------------------------
Danco Machine                   1-43305                         Dance Part #720132-720134
-------------------------------------------------------------------------------------------------
Dependable Plastics             DEP09-02                        Cover Tooling
-------------------------------------------------------------------------------------------------
Dependable Plastics             21077                           Cover Tooling
-------------------------------------------------------------------------------------------------
Bay Area Shelving, Inc.         49264                           Rivetier Shelf
-------------------------------------------------------------------------------------------------
Axiom Medical, Inc.             0523911-IN                      Mold Part #330179 & 330183
-------------------------------------------------------------------------------------------------
Ronningen R&D                   62153                           Eng Change part #340000-07
-------------------------------------------------------------------------------------------------
Data I/O                        207024                          Optima S120/S207L
-------------------------------------------------------------------------------------------------
Bracker Corporation             52379/prepayment                Bracker Radial Riveter
-------------------------------------------------------------------------------------------------
General Foundry                 08778                           Cover Base/Top Link ECM
-------------------------------------------------------------------------------------------------
Thermal Technology              0010089-IN                      Production Mold
-------------------------------------------------------------------------------------------------
Thermal Technology, Inc.        0010146, 0010112                Production Mold for part #330000
-------------------------------------------------------------------------------------------------
Dependable Plastics             DEP09-01                        Cover Tooling
-------------------------------------------------------------------------------------------------
General Foundry                 08697                           Footpad, console
-------------------------------------------------------------------------------------------------
Thermal Technology, Inc.        0010170/0010126                 Tooling for part #330122-05
-------------------------------------------------------------------------------------------------
Thermal Technology, Inc.        0010169-IN                      Production Mold for part #330001
-------------------------------------------------------------------------------------------------
Thermal Technology              0010088-IN                      Production Mold
-------------------------------------------------------------------------------------------------
Dependable Plastics             21108                           Cover Tooling
-------------------------------------------------------------------------------------------------
Thermal Technology              0010078-IN                      Production Mold
-------------------------------------------------------------------------------------------------
Thermal Technology, Inc.        0010147-IN                      Production Mold for part #330133
-------------------------------------------------------------------------------------------------
Precision Tool Distributors     204775                          Ram Sprint 200, Z-Axis scale
-------------------------------------------------------------------------------------------------
General Foundry                 08779                           Link Vertical/Base ECM
-------------------------------------------------------------------------------------------------
Freetech Plastics               31293                           Cover HRSV Mold
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                COMP. EQUIPMENT
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Total Corporate Svcs            051535                          17" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            051535                          17" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46466                           17" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46466                           17" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46466                           17" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            48373                           17" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            48373                           17" Color Monitor
-------------------------------------------------------------------------------------------------

                                  SCHEDULE A-2
                                   PAGE 4 OF 9


-------------------------------------------------------------------------------------------------
VENDOR                          INVOICE #                       ASSET DESCRIPTION
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Total Corporate Svcs            48373                           17" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            48373                           17" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            48370                           17" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            48370                           17" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            48370                           17" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            48370                           17" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            48370                           17" Color Monitor
-------------------------------------------------------------------------------------------------
Octave Systems Inc.                                             Yamaha CDR400T
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            050797                          Laserjet 6PXI 8 PPM
-------------------------------------------------------------------------------------------------
Fry's Electronics                                               HP C3980A Laserjet 6P Printer
                                                                with Cable
-------------------------------------------------------------------------------------------------
Office Max                                                      HP Laserjet 6P Printer with Cable
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            051535                          19" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            051535                          19" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            049056                          19" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            050797                          19" Color Monitor
-------------------------------------------------------------------------------------------------
The Mac Zone - France                                           Sony Monitor
-------------------------------------------------------------------------------------------------
Global Network Resources        981145                          19" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            45566                           19" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46420                           19" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46420                           19" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46421                           19" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46422                           19" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46422                           19" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46466                           19" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46776, 46820                    Okidata printer w/tractor
-------------------------------------------------------------------------------------------------
Global Network Resources        980430                          Sony 20"Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            049208                          Laserjet 4000N w/Enet
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            47351                           Anchorage Pentium MMX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46110                           20" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46569                           20" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            44370                           19" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            44370                           19" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            44370                           19" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            44370                           19" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            49399                           ML395 24-pin Printer
-------------------------------------------------------------------------------------------------
Int'l Computing Sys             3354                            Viewsonic GA10 21" Monitor
-------------------------------------------------------------------------------------------------

                                  SCHEDULE A-2
                                   PAGE 5 OF 9


-------------------------------------------------------------------------------------------------
VENDOR                          INVOICE #                       ASSET DESCRIPTION
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Total Corporate Svcs            47188                           Laserjet 4000N w/ENET
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            47188                           Laserjet 4000N w/ENET
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            47188                           Laserjet 4000N w/ENET
-------------------------------------------------------------------------------------------------
Total Corporate Services                                        Total Corporate Services
                                                                Computer Workstation - J. Stern
-------------------------------------------------------------------------------------------------
Dell Catalog Sales                                              Dell DIS, MSCN, CLR, 20, D, D
                                                                2026T-HS, US
-------------------------------------------------------------------------------------------------
Global Source Line                                              Viewsonic PT813 Monitor
-------------------------------------------------------------------------------------------------
Global Source Line                                              Viewsonic PT813 Monitor
-------------------------------------------------------------------------------------------------
Global Source Line                                              Viewsonic PT813 Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            48373                           21" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            48373                           21" Color Monitor
-------------------------------------------------------------------------------------------------
International Computing System                                  Pentium 166MHz Computer System
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46059                           21" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46466                           20" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            45878                           20" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            45878                           20" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46466                           20" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            44370                           21" Color Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            43653                           Color Monitor 20"
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            37312                           Color Monitor 20"
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            33010                           Color Monitor 20"
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            33010                           Color Monitor 20"
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            33010                           Color Monitor 20"
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            48258                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            48258                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            48258                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            48258                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            34699                           Color Monitor 20"
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            34699                           Color Monitor 20"
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            34699                           Color Monitor 20"
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            48257                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
I-O Solutions                   18575                           105SE w/rewind
-------------------------------------------------------------------------------------------------
Int'l Computing Sys             3378                            Pent 166 Computer, 15" Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            051531                          Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            051531                          Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            051531                          Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            051531                          Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------

                                  SCHEDULE A-2
                                   PAGE 6 OF 9


-------------------------------------------------------------------------------------------------
VENDOR                          INVOICE #                       ASSET DESCRIPTION
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Total Corporate Svcs            051543                          Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            060668                          PII 230 SE440BX2 (no monitor)
-------------------------------------------------------------------------------------------------
ComputerWare (Svetcov)                                          Power Mac G3/266
-------------------------------------------------------------------------------------------------
International Computing System                                  International Computing System
                                                                Workstation
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            060088                          PII 230 SE440BX2 (no monitor)
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            45992                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            47014                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            45992                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            45992                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            45992                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46270                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46270                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            47014                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            47014                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            47014                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            47014                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Int'l Computing Sys             3366                            Pent 166 Computer, 17" Monitor
-------------------------------------------------------------------------------------------------
Dell Catalog Sales                                              Dell Dimension XPS 200MHz
                                                                Workstation
-------------------------------------------------------------------------------------------------
Dell Catalog Sales                                              Dell Dimension XPS 200MHz
                                                                Workstation
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            051475                          Seattle Pentium II SE440BX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46288                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            45993                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46288                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            46288                           Atlanta Pentium II AL440LX
-------------------------------------------------------------------------------------------------
CDW Computer Centers            AI51604                         Toshiba Tecra 8000 6GB 64MB
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            45387                           Atlanta Pentium II AL440FX
-------------------------------------------------------------------------------------------------
CDW Computer Centers            AN71484                         Toshiba Tecra 8000 6GB 64MB
-------------------------------------------------------------------------------------------------
CDW Computer Centers            AO87440                         Toshiba Tecra 8000 6GB 64MB
-------------------------------------------------------------------------------------------------
CDW Computer Centers            AK66160                         Toshiba Tecra 8000 6GB 64MB
-------------------------------------------------------------------------------------------------
Office Depot                    7540482                         UPS, Backup, Pro 650, lot of 10
-------------------------------------------------------------------------------------------------
Fry's Electronics, Svetcov      Svetcov                         Video Tape Header/Cleaner
-------------------------------------------------------------------------------------------------
CDW Computer Centers            AC78638                         Toshiba Tecra 8000 6GB 64MB
-------------------------------------------------------------------------------------------------
CDW Computer Centers            AF14171, AF40345, AI15157       Toshiba Tecra 8000 6GB 64MB
-------------------------------------------------------------------------------------------------
Dell Catalog Sales                                              Dell Dimension XPS H266MHz
                                                                Computer System
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            059932                          Tecra8000 PII266
-------------------------------------------------------------------------------------------------

                                  SCHEDULE A-2
                                   PAGE 7 OF 9


-------------------------------------------------------------------------------------------------
VENDOR                          INVOICE #                       ASSET DESCRIPTION
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Total Corporate Svcs            059353                          Nightshade Dual PII N440BX
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            061553                          Laserjet 8100 DN
-------------------------------------------------------------------------------------------------
The Mac Zone - France           FA/CA005624                     Toshiba Tecra 550CDT P266
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            38301                           Toshiba 660CD 20" Monitor
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            051766                          550CDT P266MMX System
-------------------------------------------------------------------------------------------------
CDW Computer Centers            9524248                         Toshiba 32MB 4000
-------------------------------------------------------------------------------------------------
Powercom                        9709                            USA & FRANCE Intraport 2
-------------------------------------------------------------------------------------------------
CDW Computer Centers            AC50414                         Toshiba Tecra 8000 6GB 64MB
-------------------------------------------------------------------------------------------------
NetPower                        6617                            Symetra Work Station
-------------------------------------------------------------------------------------------------
CDW Computer Centers            AC30013/AC37457/AC78574         Toshiba 8000 6GB 64MB
-------------------------------------------------------------------------------------------------
Dell                            251037610                       Dell Dimension 433MHZ 8MB
-------------------------------------------------------------------------------------------------
Netpower                        6060                            Symetra Workstation
-------------------------------------------------------------------------------------------------
Total Corporate Svcs            6403                            Symetra Workstation
-------------------------------------------------------------------------------------------------
Netpower                        6060                            Symetra Workstation
-------------------------------------------------------------------------------------------------
Netpower                        6060                            Symetra Workstation
-------------------------------------------------------------------------------------------------
Network Appliance               20051                           Dual-Channel SCSI adapter
-------------------------------------------------------------------------------------------------
Dell                            232233817                       Dell Power Edge 4300
-------------------------------------------------------------------------------------------------
Total Corporate Services        31204                           Toshiba Computer System (2 of
                                                                3) 660CDT
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                OFFICE FURNITURE:
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Smart Interiors, Inc.                                           Anderson Double Pedestal Desk,
                                                                30" x 60"
-------------------------------------------------------------------------------------------------
Smart Interiors, Inc.                                           Anderson Double Pedestal Desk -
                                                                T. Thaure
-------------------------------------------------------------------------------------------------
Smart Interiors, Inc.                                           Anderson Double Pedestal Desk,
                                                                30" x 60"
-------------------------------------------------------------------------------------------------
Clark Sales & Manufacturing     5729                            Eck Adams Task Chair, lot of 4
-------------------------------------------------------------------------------------------------
Levenger                        P21249540101                    Barrister, medium oak w/lock
-------------------------------------------------------------------------------------------------
Office Depot                                                    Safco Five Drawer Flat File -
                                                                lot of 2 @ $664.61 each
-------------------------------------------------------------------------------------------------
Smart Interiors                 81790                           Marketing Area Workspace
-------------------------------------------------------------------------------------------------
CB Technical Sources            2478                            Shelves, lot of 2
-------------------------------------------------------------------------------------------------
Office Depot                                                    United Troubador Chair in AM51
                                                                Blue - lot of 10 @ $162.00 each
-------------------------------------------------------------------------------------------------
Clark Sales & Manufacturing     5636                            Mid Height Chair w/Castors, lot
                                                                of 6
-------------------------------------------------------------------------------------------------
Office Depot                                                    FireKing 4-Drawer Lateral Fire
                                                                Resistant File
-------------------------------------------------------------------------------------------------

                                  SCHEDULE A-2
                                   PAGE 8 OF 9


-------------------------------------------------------------------------------------------------
VENDOR                          INVOICE #                       ASSET DESCRIPTION
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Smart Interiors, Inc.                                           U-Shaped Desk Configuration -
                                                                S. Barnes
-------------------------------------------------------------------------------------------------
Smart Interiors, Inc.                                           U-Shaped Desk Configuration -
                                                                L. Smith
-------------------------------------------------------------------------------------------------
Office Depot                    214179                          Troubabour Chair, lot of 15
-------------------------------------------------------------------------------------------------
Office Depot                                                    United Altura Chairs in AM25
                                                                Wine Color - lot of 8 @ $315.00
                                                                each
-------------------------------------------------------------------------------------------------
Clark Sales & Manufacturing     5642                            Eck Adams Task Chair, lot of 10
-------------------------------------------------------------------------------------------------
Clark Sales & Manufacturing     5704                            Four leg bench w/ESD, lot of 4
-------------------------------------------------------------------------------------------------
Smart Interiors                 81074                           Acoustical Panels for Eng
                                                                Bullpen
-------------------------------------------------------------------------------------------------
Clark Sales & Manufacturing     5629                            Four leg bench w/ESD, lot of 10
-------------------------------------------------------------------------------------------------
Smart Interiors                 80816                           Cubicles, lot of 2
-------------------------------------------------------------------------------------------------
Office Depot                                                    United Altura Chair in AM51
                                                                Blue - lot of 22 @ $315.00 each
-------------------------------------------------------------------------------------------------
Inside Source                   16511                           Bullpen area for 8 people
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                OFFICE EQUIPMENT:
-------------------------------------------------------------------------------------------------
Office Depot                                                    3M Overhead Projector
-------------------------------------------------------------------------------------------------
Fry's Electronics (Svetcov)                                     Epson Photo PC Color Digital
                                                                Camera
-------------------------------------------------------------------------------------------------
Selectric Signs                 S1176803.003                    Message Sign Board
-------------------------------------------------------------------------------------------------
Anderson's TV & Stereo          2784                            40" Television
-------------------------------------------------------------------------------------------------
Office Depot                                                    Quartet Ovonics Electronic Copy
                                                                Board
-------------------------------------------------------------------------------------------------
A2Z Business Sys                04370A                          Xerox 735 Faxcentre w/Aux tray
-------------------------------------------------------------------------------------------------
Castelle                        144235                          FP 3500 ETH 4L NT NDS
-------------------------------------------------------------------------------------------------
Minnesota Western               408207A                         S-VGA Multimedia Projector
-------------------------------------------------------------------------------------------------
Exhibit Group/Giltspur          A1194                           Marketing booth equipment
-------------------------------------------------------------------------------------------------
Exhibit group                    A1970, A1971                    Trade Show Nat'l
-------------------------------------------------------------------------------------------------
Wiltel                          Prepay                          Telephone Equipment
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                TEST EQUIPMENT:
-------------------------------------------------------------------------------------------------
Tektronic Inc.                  MP335584                        34 Channel Mass Term. Probe
-------------------------------------------------------------------------------------------------
Tektronic Inc.                  MP335584                        34 Channel Mass Term. Probe
-------------------------------------------------------------------------------------------------
Associated Research             0000434-IN                      AC Hypot 0 to 5000V, S/N:1778
-------------------------------------------------------------------------------------------------
Optimum Design Associates       99-247                          VSD2 Extender Board
-------------------------------------------------------------------------------------------------
Digital and Analog Concepts     042298                          Sentry 50 Tester
-------------------------------------------------------------------------------------------------
Sunin Precision Inc.            12276, 12279                    Part #311401-409
-------------------------------------------------------------------------------------------------
New Wave PDG                    42735                           32-bit PCI Support
-------------------------------------------------------------------------------------------------

                                  SCHEDULE A-2
                                   PAGE 2 OF 9


-------------------------------------------------------------------------------------------------
VENDOR                          INVOICE #                       ASSET DESCRIPTION
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Western Servo Design            131356                          Offset Tester
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
VENDOR                          INVOICE #                       ASSET DESCRIPTION
-------------------------------------------------------------------------------------------------

------------------------------- ------------------------------- ---------------------------------
AMP Packaging                   103855                          Text Fixture
-------------------------------------------------------------------------------------------------
Dynamic Details                 96129                           Part VSD2 Extender
-------------------------------------------------------------------------------------------------
QRS Medical Mktg                99482                           QA-90 Electrical Safety Analyzer
-------------------------------------------------------------------------------------------------
Robert E. MacKay                72998                           ARM TesterPCB Design
-------------------------------------------------------------------------------------------------
QRS Medical Marketing           99369                           QA-90 Electrical Safety Analyzer
-------------------------------------------------------------------------------------------------
Snader                          0135378                         Snell TPG-21 Test Pattern
                                                                Generator
------------------------------- ------------------------------- ---------------------------------


together with all additions, attachments, accessories and accessions thereto, replacements or substitutions therefor and all products and proceeds thereof, if any, including insurance proceeds and any and all accounts, chattel paper, contract rights and general intangibles arising from the sale, lease or other disposition thereof or thereto.

EQUIPMENT LOCATION:  1340 Middlefield Road, Mountain View, CA  94043



HELLER FINANCIAL LEASING, INC.,           INTUITIVE SURGICAL, INC.
Secured Party                             Debtor

By:     /s/ Clifford A. Lehman            By:    /s/ Susan Barnes
   --------------------------------          ----------------------------------

Name:   Clifford A. Lehman                Name:  Susan Barnes
     ------------------------------            --------------------------------

Title:  Senior Vice President             Title: CFO and Assistant Secretary
      -----------------------------             -------------------------------

                                                           Loan No: 1910193-0001
--------------------------------------------------------------------------------
HELLER FINANCIAL



                                 PROMISSORY NOTE



$1,500,000.00                                                       May 20, 1999


        FOR VALUE RECEIVED, INTUITIVE SURGICAL, INC., a Delaware corporation ("Maker"), promises to pay to the order of HELLER FINANCIAL LEASING, INC., a Delaware corporation (together with any holder of this Note, "Payee"), at its office located at 500 West Monroe Street, Chicago, Illinois 60661, or at such other place as Payee may from time to time designate, the principal sum of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00), together with interest thereon at a fixed rate equal to Nine and 47/100 percent (9.47%) per annum. Principal and interest shall be payable in thirty-six (36) consecutive monthly installments commencing July 1, 1999, and continuing on the same day of each consecutive calendar month thereafter until this Note is fully paid, each such installment in the amount of Forty-eight Thousand Twenty-eight and 39/100 Dollars ($48,028.39); provided, however, that in any and all events the final installment payment hereunder shall be in the amount of the entire then outstanding principal balance hereunder, plus all accrued and unpaid interest, charges and other amounts owing hereunder or under the Security Agreement (defined below). All payments shall be applied first to interest and then to principal. Interest shall be computed on the basis of a 360 day year comprised of 30-day months. Maker shall make an interest only initial payment on June 1, 1999 of accrued interest from the loan disbursement date through May 31, 1999.

        Notwithstanding the foregoing, if at any time implementation of any provision hereof shall cause the interest contracted for or charged herein or collectable hereunder to exceed the applicable lawful maximum rate, then the interest shall be limited to such applicable lawful maximum.

        This Note is secured by the collateral described in the Security Agreement dated May 20, 1999, between Maker and Payee (the "Security Agreement;" and together with all related documents and instruments, the "Loan Documents") to which reference is made for a statement of the nature and extent of protection and security afforded, certain rights of Payee and certain rights and obligations of Maker, including Maker's rights, if any, to prepay the principal balance hereof; provided, however, that in addition to any other sum payable hereunder, under the Security Agreement or any of the other Loan Documents, in the event of a prepayment of the principal balance hereunder, whether voluntary, following acceleration or otherwise, Maker shall pay to Payee together with such prepayment a Breakage Fee (defined below), which Breakage Fee, together with the amounts payable under Section 3(ii) of the Security Agreement, if any, represents liquidated damages to Payee for the loss of its bargain and not a penalty. As used herein, the term "Breakage Fee" shall mean the amount, if any, by which (A) the present value, in the aggregate, of the then remaining installments of principal and interest due hereunder, absent the prepayment, using a discount rate equal to (i) the yield to maturity as of the date two (2) days prior to the date of the prepayment on United States Treasury securities with a final maturity approximately equal to the remaining term hereof, absent the prepayment, as published in The Wall Street Journal, plus (ii) three percent (3.00%), exceeds (B) the then outstanding principal balance hereunder, absent the prepayment.

        Time is of the essence hereof. If payment of any installment or any other sum due under this Note or the Loan Documents is not paid when due, Maker agrees to pay a late charge equal to the lesser of (i) five cents (5 cents) per dollar on, and in addition to, the amount of each such payment, or (ii) the maximum amount Payee is permitted to charge by law. In the event of the occurrence of an Event of Default (as defined in the Security Agreement), then the entire unpaid principal balance hereof with accrued and unpaid interest thereon, together with all other sums payable under this Note or the Loan Documents, shall, at the option of Payee and without notice or demand, become immediately due and payable, such accelerated balance bearing interest until paid at the rate of three percent (3%) per annum above the fixed rate set forth in the first paragraph of this Note.

        Maker and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby consent to any and all extensions of time, renewals, waivers and modifications of, and substitutions or release of security or of any party primarily or secondarily liable on, or with respect to, this Note or any of the Loan Documents or any of the terms and provisions thereof that may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee, without joinder of the others as parties thereto, and that Payee shall not be required to first foreclose, proceed against, or exhaust any security herefor, in order to enforce payment of this Note by any one or more of them. Maker and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby severally waive presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection with this Note, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and, without limiting any provision of any of the Loan Documents, agree to pay, if permitted by law, all expenses incurred in collection, including reasonable attorneys' fees, and hereby waive all benefits of valuation, appraisement and exemption laws.

        If there be more than one Maker, all the obligations, promises, agreements and covenants of Maker under this Note are joint and several.

        THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. AT PAYEE'S ELECTION AND WITHOUT LIMITING PAYEE'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION, MAKER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN THE STATE OF ILLINOIS, EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF MAKER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

        MAKER HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE. THIS WAIVER IS INFORMED AND FREELY MADE. MAKER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT PAYEE HAS ALREADY RELIED ON THE WAIVER IN MAKING THE LOAN EVIDENCED BY THIS NOTE, AND THAT PAYEE WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FUTURE DEALINGS. MAKER FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.



Witness/Attest:                         INTUITIVE SURGICAL, INC.



   /s/                                  By:    /s/ Susan Barnes
----------------------                     ------------------------------------

                                        Name:  Susan Barnes
                                             ----------------------------------

                                        Title: CFO and Assistant Secretary
                                              ---------------------------------

                                                          Loan No.: 1910193-0002
--------------------------------------------------------------------------------
HELLER FINANCIAL



                                 PROMISSORY NOTE


$500,000.00                                                   September 23, 1999


        FOR VALUE RECEIVED, INTUITIVE SURGICAL, INC., a Delaware corporation ("Maker"), promises to pay to the order of HELLER FINANCIAL LEASING, INC., a Delaware corporation (together with any holder of this Note, "Payee"), at its office located at 500 West Monroe Street, Chicago, Illinois 60661, or at such other place as Payee may from time to time designate, the principal sum of Five Hundred Thousand and 00/100 Dollars ($500,000.00), together with interest thereon at a fixed rate equal to Nine and 78/100 percent (9.78%) per annum. Principal and interest shall be payable in thirty-six (36) consecutive monthly installments commencing November 1, 1999, and continuing on the same day of each consecutive calendar month thereafter until this Note is fully paid, each such installment in the amount of Sixteen Thousand Eighty-two and 00/100 Dollars ($16,082.00); provided, however, that in any and all events the final installment payment hereunder shall be in the amount of the entire then outstanding principal balance hereunder, plus all accrued and unpaid interest, charges and other amounts owing hereunder or under the Security Agreement (defined below). All payments shall be applied first to interest and then to principal. Interest shall be computed on the basis of a 360 day year comprised of 30-day months. Maker shall make an interest only initial payment on October 1, 1999 of accrued interest from the loan disbursement date through September 30, 1999.

        Notwithstanding the foregoing, if at any time implementation of any provision hereof shall cause the interest contracted for or charged herein or collectable hereunder to exceed the applicable lawful maximum rate, then the interest shall be limited to such applicable lawful maximum.

        This Note is secured by the collateral described in the Security Agreement dated May 20, 1999, between Maker and Payee (the "Security Agreement;" and together with all related documents and instruments, the "Loan Documents") to which reference is made for a statement of the nature and extent of protection and security afforded, certain rights of Payee and certain rights and obligations of Maker, including Maker's rights, if any, to prepay the principal balance hereof; provided, however, that in addition to any other sum payable hereunder, under the Security Agreement or any of the other Loan Documents, in the event of a prepayment of the principal balance hereunder, whether voluntary, following acceleration or otherwise, Maker shall pay to Payee together with such prepayment a Breakage Fee (defined below), which Breakage Fee, together with the amounts payable under Section 3(ii) of the Security Agreement, if any, represents liquidated damages to Payee for the loss of its bargain and not a penalty. As used herein, the term "Breakage Fee" shall mean the amount, if any, by which (A) the present value, in the aggregate, of the then remaining installments of principal and interest due hereunder, absent the prepayment, using a discount rate equal to (i) the yield to maturity as of the date two (2) days prior to the date of the prepayment on United States Treasury securities with a final maturity approximately equal to the remaining term hereof, absent the prepayment, as published in The Wall Street Journal, plus (ii) three percent (3.00%), exceeds (B) the then outstanding principal balance hereunder, absent the prepayment.

        Time is of the essence hereof. If payment of any installment or any other sum due under this Note or the Loan Documents is not paid when due, Maker agrees to pay a late charge equal to the lesser of (i) five cents (5 cents) per dollar on, and in addition to, the amount of each such payment, or (ii) the maximum amount Payee is permitted to charge by law. In the event of the occurrence of an Event of Default (as defined in the Security Agreement), then the entire unpaid principal balance hereof with accrued and unpaid interest thereon, together with all other sums payable under this Note or the Loan Documents, shall, at the option of Payee and without notice or demand, become immediately due and payable, such accelerated balance bearing interest until paid at the rate of three percent (3%) per annum above the fixed rate set forth in the first paragraph of this Note.

        Maker and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby consent to any and all extensions of time, renewals, waivers and modifications of, and substitutions or release of security or of any party primarily or secondarily liable on, or with respect to, this Note or any of the Loan Documents or any of the terms and provisions thereof that may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee, without joinder of the others as parties thereto, and that Payee shall not be required to first foreclose, proceed against, or exhaust any security herefor, in order to enforce payment of this Note by any one or more of them. Maker and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby severally waive presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection with this Note, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and, without limiting any provision of any of the Loan Documents, agree to pay, if permitted by law, all expenses incurred in collection, including reasonable attorneys' fees, and hereby waive all benefits of valuation, appraisement and exemption laws.

        If there be more than one Maker, all the obligations, promises, agreements and covenants of Maker under this Note are joint and several.

        THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. AT PAYEE'S ELECTION AND WITHOUT LIMITING PAYEE'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION, MAKER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN THE STATE OF ILLINOIS, EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF MAKER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

        MAKER HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE. THIS WAIVER IS INFORMED AND FREELY MADE. MAKER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT PAYEE HAS ALREADY RELIED ON THE WAIVER IN MAKING THE LOAN EVIDENCED BY THIS NOTE, AND THAT PAYEE WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FUTURE DEALINGS. MAKER FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.



Witness/Attest:                         INTUITIVE SURGICAL, INC.



   /s/                                  By:    /s/ Susan Barnes
----------------------                     ------------------------------------

                                        Name:  Susan Barnes
                                             ----------------------------------

                                        Title: CFO and Assistant Secretary
                                              ---------------------------------

                                                                Loan No: 1910193



                                SECOND AMENDMENT
                                       TO
                               SECURITY AGREEMENT


1. Parties and Date. This First Amendment to Security Agreement (the "Amendment") is entered into effective as of March 2, 2000, by and between INTUITIVE SURGICAL INC., a Delaware corporation ("Debtor"), and HELLER FINANCIAL LEASING, INC., a Delaware corporation ("Secured Party").

2. Facts. Debtor and Secured Party have entered into a certain Security Agreement dated May 20, 1999 (the "Security Agreement"). Debtor has requested and Secured Party has agreed that the Security Agreement be amended on the terms and conditions set forth in this Amendment. Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Security Agreement. Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

3. Amendment to Security Agreement. Debtor and Secured Party hereby agree that the Security Agreement shall be and hereby is amended, as follows:

        (i) Item 1(ii) of Exhibit A to the Security Agreement shall be restated to read: "(ii) Debtor's cash and cash equivalents plus short-term investments on hand, net of funded debt, is less than $10,000,000, and";

        (ii) The final sentence Item 1 of Exhibit A to the Security Agreement shall be restated to read: "(Secured Party agrees to review (in its sole discretion) any request from Debtor to release any pledged amounts or letter of credit provided by Debtor if Debtor's EBITDA exceeds $2,500,000 in any two consecutive fiscal quarters or Debtor's cash and cash equivalents plus short-term investments on hand, net of funded debt, is more than $10,000,000.)"

4. Acknowledgments, Ratifications and Reaffirmations by Debtor. Debtor hereby acknowledges, ratifies and reaffirms that (i) as of the date hereof no Event of Default has occurred or exists, (ii) Debtor has no defense, offset or counterclaim to any of Debtor's obligations under the Loan Documents, and (iii) the Notes, Security Agreement (as amended by this Amendment) and other Loan Documents are in full force and effect and are fully enforceable against Debtor in accordance with their respective terms.

5. Effectiveness of Loan Documents. Except as expressly amended by this Amendment, the Security Agreement, as well as the Notes and all of the other Loan Documents shall remain in full force and effect.

6. Entire Agreement. The parties acknowledge and agree that there are no other agreements or representations, either oral or written, express or implied, in connection with the Loans, that are not embodied in this Amendment, the Notes, the Security Agreement and the other Loan Documents, which, together represent a complete integration of all prior and contemporaneous agreements and understandings of Debtor and Secured Party in any way related to the Loans. The Security Agreement (as amended by this Amendment) may not be altered, modified or terminated in any manner except by a writing duly executed by Debtor and Secured Party. If any provision of the Security Agreement (as amended by this Amendment) is held to be invalid or unenforceable, the remaining provisions shall remain in effect without impairment.

IN WITNESS WHEREOF, Debtor and Secured Party have each executed this Agreement to be effective as of the day and year first above written.



"DEBTOR"                                "SECURED PARTY"

INTUITIVE SURGICAL, INC.,               HELLER FINANCIAL LEASING, INC., a
a Delaware corporation                  Delaware corporation

By: /s/ SUSAN BARNES                    By: /s/ Richard Petrucci
   -----------------------------           ------------------------------------
Name: Susan Barnes                      Name:  Richard Petrucci
     ---------------------------             ----------------------------------

Title:  CFO                             Title: AVP
      --------------------------              ---------------------------------



                                       2